                                                                    Exhibit 99.1

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


PRELIMINARY TERM SHEET                          DATE PREPARED: OCTOBER 30, 2001

                     MELLON RESIDENTIAL FUNDING CORPORATION
              MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2001-TBC1

              =====================================================

                               THE BOSTON COMPANY

              =====================================================

            $1,354,435,100 (APPROXIMATE, SUBJECT TO FINAL COLLATERAL)
                          PUBLICLY OFFERED CERTIFICATES

==============================================================================================================================
                                         WAL            Payment Window
                Principal (1)        To Call/Mat         To Call/Mat     Interest Rate                        Expected Ratings
  Class       Amount (Approx.)         (Years)             (Months)           Type          Tranche Type        Moody's/S&P
  ------      ----------------         -------             --------           -----         -------------       -----------
     A         $1,329,886,000         3.05/3.33          1-93/1-341        Floater (3)         Senior             Aaa/AAA
     X               (2)                 N/A                 N/A             IO (4)     Senior/Interest Only      Aaa/AAA
    A-R             $100                 N/A                 N/A              WAC          Senior/Residual        Aaa/AAA
    B-1          $12,275,000          5.32/5.94         30-93/30-341       Floater (3)       Subordinate           Aa2/AA
    B-2           $6,819,000          5.32/5.94         30-93/30-341       Floater (3)       Subordinate            A2/A
    B-3           $5,455,000          5.32/5.94         30-93/30-341         WAC (5)         Subordinate          Baa2/BBB
===============================================================================================================================
    B-4           $4,092,000            Privately Placed Certificates       WAC (5)         Subordinate           Ba2/BB
    B-5           $2,046,000            Privately Placed Certificates       WAC (5)         Subordinate            B2/B
    B-6           $3,412,891            Privately Placed Certificates       WAC (5)         Subordinate           NR/NR
===============================================================================================================================
TOTAL         $ 1,363,985,991

(1) The Certificates (as described herein) are collateralized by a pool of first-lien, fixed-rate and adjustable-rate residential mortgage loans. Class sizes are subject to final collateral and rating agency approval and may increase or decrease up to 10%.

(2) The Class X Certificates will have no principal balance and will accrue interest on a notional amount, which is equal to the aggregate principal balance of the Mortgage Loans. The Class X Certificates will not be entitled to receive any distributions of principal.

(3) The Certificate Interest Rate for the Class A, Class B-1 and Class B-2 Certificates will equal one month LIBOR plus the related margin subject to the lesser of (i) the Net WAC of the Mortgage Loans and (ii) [11.25%]. The margin on the Class A Certificates doubles after the first date on which the Optional Termination (as defined herein) can be exercised.

(4) The Class X Certificates will receive interest on its notional balance at a rate equal to the positive difference between the Net WAC of the Mortgage Loans and the weighted average of the Certificate Interest Rates of the other Certificates, plus any remaining cashflow from the Yield Maintenance Agreement (as described herein).

(5) The Certificate Interest Rate for the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will be equal to the Net WAC of the Mortgage Loans.

Lead Underwriter:          Greenwich Capital Markets, Inc.

Senior Co-Underwriter:     Mellon Financial Markets, LLC.

Co-Underwriters:           Morgan Stanley, JP Morgan Chase, Credit Suisse First
                           Boston, Banc of America Securities LLC and Dain
                           Rauscher.

Seller and
Master Servicer:           Boston Safe Deposit and Trust Company
                           ("THE BOSTON COMPANY").


GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.

Subservicer:               Dovenmuehle Mortgage, Inc.

Trustee:                   Wells Fargo Bank Minnesota, N.A.

Statistical Cut-off Date:  October 1, 2001.

Cut-off Date:              November 1, 2001.

Pricing Date:              November 1, 2001.

Closing Date:              November 20, 2001.

Certificates:              The "SENIOR CERTIFICATES" will consist of (i) the
                           Class A Certificates, the Class X Certificates and the Class A-R Certificate. The "SUBORDINATE
                           CERTIFICATES" will consist of the Class B-1, Class
                           B-2, Class B-3, Class B-4, Class B-5 and Class B-6
                           Certificates. The Senior Certificates and the
                           Subordinate Certificates are collectively referred to herein as the "CERTIFICATES." Only the Senior
                           Certificates and the Class B-1, Class B-2 and Class
                           B-3 Certificates (collectively, the "OFFERED
                           CERTIFICATES") are being offered publicly.

Accrued Interest:          The Class A, Class B-1 and Class B-2 Certificates
                           will settle flat. The price to be paid by investors for the Class X and Class B-3 Certificates will include accrued interest from November 1, 2001 up to, but not including, the Closing Date (19 days).

Interest Accrual Period:   The interest accrual period with respect to the Class
                           A, Class B-1 and Class B-2 Certificates for a given
                           Distribution Date will be the period beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the day prior to such Distribution Date (on a 30/360 basis). Each interest accrual period for Class A, Class B-1 and Class B-2 will be deemed to consist of 30 days. The interest accrual period for the Class X, Class A-R, and the Class B-3 will be the calendar month preceding the month in which such Distribution Date occurs (on a 30/360 basis).

Distribution Dates:        The 15th day of each month (or the next succeeding
                           business day), commencing in December 2001.

Registration:              The Offered Certificates (except for the Class A-R
                           Certificate) will be made available in book-entry form through DTC.

Federal Tax Treatment:     It is anticipated that the Offered Certificates
                           (except for the Class A-R Certificates) will be treated as REMIC regular interests. The Class A-R
                           Certificate will be treated as a REMIC residual interest for tax purposes.

ERISA Eligibility:         The Offered Certificates (except for the Class A-R
                           Certificate) are expected to be ERISA eligible.
                           Prospective investors should review with their legal advisors whether the purchase and holding of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


SMMEA Treatment:           The Senior Certificates and the Class B-1
                           Certificates are expected to constitute "mortgage related securities" for purposes of SMMEA.

Optional Termination:      The terms of the transaction allow for an optional
                           termination of the Offered Certificates which may be exercised once the aggregate principal balance of the Mortgage Loans is less than or equal to [10%] of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment
Speed: The Offered Certificates (other than the Class X Certificates) will be priced to a prepayment speed of 25% CPR.

Mortgage Loans:            As of the Cut-off Date, the aggregate principal
                           balance of the mortgage loans described herein is approximately $1,363,985,991, subject to an increase or decrease of approximately 10% (the "MORTGAGE
                           Loans"). The Mortgage Loans are secured by first liens on one- to four-family residential properties.
                           Certain of the Mortgage Loans may be convertible or modifiable. If a borrower with such a Mortgage Loan exercises his or her right to convert or modify such Mortgage Loan's terms, the Seller will be obligated to repurchase such Mortgage Loan.

                           Approximately 17.68% of the Mortgage Loans have a remaining prepayment penalty term. Approximately 8.96% of the Mortgage Loans have additional collateral such as securities backing the loan.

Net WAC: The "NET WAC" of the Mortgage Loans is equal to the weighted average mortgage loan rate of the Mortgage Loans less the servicing fee rate.

Yield Maintenance
Agreement:                 An interest rate cap contract (the "YIELD MAINTENANCE
                           AGREEMENT") will be entered into between the trust and the cap counterparty. The trust pursuant to the Yield Maintenance Agreement will receive payments in the event that one month LIBOR exceeds the applicable cap strike price. On any Distribution Date, the proceeds of the Yield Maintenance Agreement will equal the product of (i) the Yield Maintenance
                           Agreement notional balance for such Distribution Date and (ii) the excess, if any, of one month LIBOR over the applicable cap strike price. The Yield
                           Maintenance Agreement notional balance schedule will be determined in such a way that mitigates the basis risk of the fixed-rate mortgage loans and the adjustable-rate mortgage loans that are subject to periodic rate caps.

                           Any proceeds of the Yield Maintenance Agreement will be paid in the following order: first, to the Class A Certificates, any related Net WAC Carryover Amount, second, to the Class B-1 Certificates, any related Net WAC Carryover Amount, third, to the Class B-2 Certificates, any related Net WAC Carryover Amount, and, lastly, to the Class X Certificates, any remaining amounts.


GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.


Net WAC Carryover
Amount: If on any Distribution Date the certificate interest rate for the Class A, Class B-1 or Class B-2 Certificates is limited by the Net WAC of the Mortgage Loans, the "NET WAC CARRYOVER AMOUNT" for such Class will be equal to the sum of (i) the excess of (a) the amount of interest that would have accrued on such class at the related certificate interest rate (without giving effect to the Net WAC of the Mortgage Loans, but only up to [11.25%]) over (b) the amount of interest that accrued at the Net WAC of the Mortgage Loans and (ii) any Net WAC Carryover Amount from the prior Distribution Date together with interest thereon at the related certificate interest rate (without giving effect to the Net WAC of the Mortgage Loans, but only up to [11.25%]). Any Net WAC Carryover Amount will be paid on such Distribution Date or future Distribution Dates solely from the proceeds of the Yield Maintenance Agreement.

Rating Agencies:           Moody's and S&P will rate all of the Offered
                           Certificates.

Credit Enhancement:        Senior/subordinate, shifting interest structure.

                           Credit enhancement for the Senior Certificates will consist of the subordination of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [2.50%]).

                           Credit enhancement for the Class B-1 Certificates will consist of the subordination of the Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [1.60%]).

                           Credit enhancement for the Class B-2 Certificates will consist of the subordination of the Class B-3, Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [1.10%]).

                           Credit enhancement for the Class B-3 Certificates will consist of the subordination of the Class B-4, Class B-5 and Class B-6 Certificates (total subordination initially [0.70%]).


GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Shifting Interest:         Until the first Distribution Date occurring after
                           November 2011, the Subordinate Certificates will be locked out from receipt of any principal (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate
                           Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of unscheduled principal. The prepayment percentages on the Subordinate Certificates are as follows:

                            December 2001 - November 2011 0% Pro Rata Share December 2011 - November 2012 30% Pro Rata Share December 2012 - November 2013 40% Pro Rata Share December 2013 - November 2014 60% Pro Rata Share December 2014 - November 2015 80% Pro Rata Share
                            December 2015 and after          100% Pro Rata Share

                           Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates doubles (from the initial credit enhancement), all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to the performance triggers described in the prospectus supplement). However, if the credit enhancement provided by the Subordinate Certificates has doubled prior to the third anniversary of the Cut-off Date (subject to the performance triggers described in the prospectus supplement), the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments) until the third anniversary of the Cut-off Date.

                           Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates. In the event the current senior percentage (aggregate principal balance of the Senior Certificates, divided by the aggregate principal balance of the Mortgage Loans) exceeds the initial senior percentage (aggregate principal balance of the Senior Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans as of the Cut-off Date), the Senior Certificates will receive all unscheduled prepayments for the Mortgage Loans, regardless of any prepayment percentages.

Allocation of
Realized Losses:           Any realized losses, other than excess losses, on the
                           Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their numerical Class designations, in each case until the respective Class Certificate Balance has been reduced to zero; thereafter, to the Class A
                           Certificates until its Class Certificate Balance has been reduced to zero.

                           Excess losses (bankruptcy, special hazard and fraud losses in excess of the amounts established by the rating agencies) will be allocated to all the certificates on a pro-rata basis.


GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. and not by the Issuer of the securities or any of its affiliates. Greenwich Capital Markets, Inc. is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction.

This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All amounts are approximate and subject to change. The information contained herein supersedes information contained in any prior term sheet for this transaction. In addition, the information contained herein will be superseded by information contained in term sheets circulated after the date hereof and by information contained in the Prospectus and Prospectus Supplement for this transaction. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.



Priority of Distributions: Available funds from the Mortgage Loans will be distributed in the following order of priority:

                           1) To the Senior Certificates, accrued and unpaid
                              interest at the related Certificate Interest Rate, pro-rata;

                           2) To the Class A-R Certificate, principal, until its
                              balance is reduced to zero;

                           3) To the Class A Certificates, principal;

                           4) To the Class B-1 Certificates, accrued and unpaid
                              interest at the Class B-1 Certificate Interest
                              Rate;

                           5) To the Class B-1 Certificates, principal;

                           6) To the Class B-2 Certificates, accrued and unpaid
                              interest at the Class B-2 Certificate Interest
                              Rate;

                           7) To the Class B-2 Certificates, principal;

                           8) To the Class B-3 Certificates, accrued and unpaid
                              interest at the Class B-3 Certificate Interest
                              Rate;

                           9) To the Class B-3 Certificates, principal;

                           10) To the Class B-4, Class B-5 and Class B-6
                               Certificates, in that order, accrued and unpaid interest at the respective Certificate Interest Rate and the respective share of principal; and

                           11) To the Class A-R Certificates, any remaining
                               amount;



GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

                       COMPUTATIONAL MATERIALS DISCLAIMER


The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.

                          WEIGHTED AVERAGE LIFE TABLES

CLASS A TO CALL
------------------------------------------------------------------------------------------------------------------------------
100-00
FLAT PRICE                       15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
==============================================================================================================================
WAL (YR)                          5.05            3.85             3.05            2.48            2.06            1.74
MDUR (YR)                         4.49            3.50             2.82            2.32            1.94            1.65
FIRST PRIN PAY                  12/15/01        12/15/01         12/15/01        12/15/01        12/15/01        12/15/01
LAST PRIN PAY                   01/15/14        06/15/11         08/15/09        04/15/08        03/15/07        05/15/06
------------------------------------------------------------------------------------------------------------------------------

CLASS A TO MATURITY
------------------------------------------------------------------------------------------------------------------------------
100-00
FLAT PRICE                       15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
==============================================================================================================================
WAL (YR)                          5.40            4.17             3.33            2.72            2.27            1.92
MDUR (YR)                         4.72            3.73             3.03            2.51            2.11            1.81
FIRST PRIN PAY                  12/15/01        12/15/01         12/15/01        12/15/01        12/15/01        12/15/01
LAST PRIN PAY                   04/15/30        04/15/30         04/15/30        04/15/30        04/15/30        04/15/30
------------------------------------------------------------------------------------------------------------------------------

CLASS B-1 TO CALL
------------------------------------------------------------------------------------------------------------------------------
100-00
FLAT PRICE                       15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
==============================================================================================================================
WAL (YR)                          8.40            6.50             5.32            4.55            3.92            3.42
MDUR (YR)                         7.17            5.72             4.78            4.15            3.62            3.18
FIRST PRIN PAY                  03/15/06        02/15/05         05/15/04        12/15/03        08/15/03        05/15/03
LAST PRIN PAY                   01/15/14        06/15/11         08/15/09        04/15/08        03/15/07        05/15/06
------------------------------------------------------------------------------------------------------------------------------

CLASS B-1 TO MATURITY
------------------------------------------------------------------------------------------------------------------------------
100-00
FLAT PRICE                       15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
==============================================================================================================================
WAL (YR)                          9.11            7.16             5.94            5.14            4.51            4.00
MDUR (YR)                         7.61            6.16             5.22            4.59            4.07            3.65
FIRST PRIN PAY                  03/15/06        02/15/05         05/15/04        12/15/03        08/15/03        05/15/03
LAST PRIN PAY                   04/15/30        04/15/30         04/15/30        04/15/30        04/15/30        04/15/30
------------------------------------------------------------------------------------------------------------------------------


GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.


CLASS B-2 TO CALL
------------------------------------------------------------------------------------------------------------------------------
100-00
FLAT PRICE                       15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
==============================================================================================================================
WAL (YR)                          8.40            6.50             5.32            4.55            3.92            3.42
MDUR (YR)                         7.02            5.62             4.71            4.09            3.57            3.15
FIRST PRIN PAY                  03/15/06        02/15/05         05/15/04        12/15/03        08/15/03        05/15/03
LAST PRIN PAY                   01/15/14        06/15/11         08/15/09        04/15/08        03/15/07        05/15/06
------------------------------------------------------------------------------------------------------------------------------


CLASS B-2 TO MATURITY
------------------------------------------------------------------------------------------------------------------------------
100-00
FLAT PRICE                       15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
==============================================================================================================================
WAL (YR)                          9.11            7.16             5.94            5.14            4.51            4.00
MDUR (YR)                         7.43            6.04             5.13            4.52            4.02            3.60
FIRST PRIN PAY                  03/15/06        02/15/05         05/15/04        12/15/03        08/15/03        05/15/03
LAST PRIN PAY                   04/15/30        04/15/30         04/15/30        04/15/30        04/15/30        04/15/30
------------------------------------------------------------------------------------------------------------------------------

CLASS B-3 TO CALL
------------------------------------------------------------------------------------------------------------------------------
99-16
FLAT PRICE                       15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
==============================================================================================================================
WAL (YR)                          8.40            6.50             5.32            4.55            3.92            3.42
MDUR (YR)                         6.69            5.38             4.52            3.94            3.45            3.04
FIRST PRIN PAY                  03/15/06        02/15/05         05/15/04        12/15/03        08/15/03        05/15/03
LAST PRIN PAY                   01/15/14        06/15/11         08/15/09        04/15/08        03/15/07        05/15/06
------------------------------------------------------------------------------------------------------------------------------

CLASS B-3 TO MATURITY
------------------------------------------------------------------------------------------------------------------------------
99-16
FLAT PRICE                       15% CPR         20% CPR         25% CPR          30% CPR         35% CPR         40% CPR
==============================================================================================================================
WAL (YR)                          9.11            7.16             5.94            5.14            4.51            4.00
MDUR (YR)                         7.05            5.75             4.89            4.32            3.85            3.46
FIRST PRIN PAY                  03/15/06        02/15/05         05/15/04        12/15/03        08/15/03        05/15/03
LAST PRIN PAY                   04/15/30        04/15/30         04/15/30        04/15/30        04/15/30        04/15/30
------------------------------------------------------------------------------------------------------------------------------



GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

This information is furnished to you solely by Greenwich Capital Markets, Inc. ("GCM") and not by the issuer of the securities or any of its affiliates. GCM is acting as underwriter and not as agent for the issuer or its affiliates in connection with the proposed transaction.



                        AVAILABLE FUNDS CAP SCHEDULE (1)

-----------------------------------------------------------------------------------------------------------------------------------
         AVAILABLE           AVAILABLE           AVAILABLE         AVAILABLE          AVAILABLE         AVAILABLE         AVAILABLE
 PERIOD  FUNDS CAP  PERIOD   FUNDS CAP  PERIOD   FUNDS CAP  PERIOD FUNDS CAP  PERIOD  FUNDS CAP  PERIOD FUNDS CAP  PERIOD FUNDS CAP
-----------------------------------------------------------------------------------------------------------------------------------
   1      5.81102%    51     11.25000%   101     11.25000%   151   11.25000%    201   11.25000%   251   11.19084%   301   10.55684%
   2     11.25000%    52     11.25000%   102     11.25000%   152   11.25000%    202   11.25000%   252   11.18718%   302   10.55660%
   3     11.25000%    53     11.25000%   103     11.25000%   153   11.25000%    203   11.25000%   253   11.18339%   303   10.55635%
   4     11.25000%    54     11.25000%   104     11.25000%   154   11.25000%    204   11.25000%   254   11.17945%   304   10.55608%
   5     11.25000%    55     11.25000%   105     11.25000%   155   11.25000%    205   11.25000%   255   11.17537%   305   10.55580%
   6     11.25000%    56     11.25000%   106     11.25000%   156   11.25000%    206   11.25000%   256   11.17113%   306   10.55550%
   7     11.25000%    57     11.25000%   107     11.25000%   157   11.25000%    207   11.25000%   257   11.16673%   307   10.55550%
   8     11.25000%    58     11.25000%   108     11.25000%   158   11.25000%    208   11.25000%   258   11.16216%   308   10.55550%
   9     11.25000%    59     11.25000%   109     11.25000%   159   11.25000%    209   11.25000%   259   11.15742%   309   10.55550%
   10    11.25000%    60     11.25000%   110     11.25000%   160   11.25000%    210   11.25000%   260   11.15249%   310   10.55550%
   11    11.25000%    61     11.25000%   111     11.25000%   161   11.25000%    211   11.25000%   261   11.14736%   311   10.55550%
   12    11.25000%    62     11.25000%   112     11.25000%   162   11.25000%    212   11.25000%   262   11.14201%   312   10.55550%
   13    11.25000%    63     11.25000%   113     11.25000%   163   11.25000%    213   11.25000%   263   11.13643%   313   10.55550%
   14    11.25000%    64     11.25000%   114     11.25000%   164   11.25000%    214   11.25000%   264   11.13060%   314   10.55550%
   15    11.25000%    65     11.25000%   115     11.25000%   165   11.25000%    215   11.25000%   265   11.12452%   315   10.55550%
   16    11.25000%    66     11.25000%   116     11.25000%   166   11.25000%    216   11.25000%   266   11.11816%   316   10.55550%
   17    11.25000%    67     11.25000%   117     11.25000%   167   11.25000%    217   11.25000%   267   11.11151%   317   10.55550%
   18    11.25000%    68     11.25000%   118     11.25000%   168   11.25000%    218   11.25000%   268   11.10454%   318   10.55550%
   19    11.25000%    69     11.25000%   119     11.25000%   169   11.25000%    219   11.25000%   269   11.09723%   319   10.55550%
   20    11.25000%    70     11.25000%   120     11.25000%   170   11.25000%    220   11.25000%   270   11.08957%   320   10.55550%
   21    11.25000%    71     11.25000%   121     11.25000%   171   11.25000%    221   11.25000%   271   11.08151%   321   10.55550%
   22    11.25000%    72     11.25000%   122     11.25000%   172   11.25000%    222   11.25000%   272   11.07304%   322   10.55550%
   23    11.25000%    73     11.25000%   123     11.25000%   173   11.25000%    223   11.25000%   273   11.06413%   323   10.55550%
   24    11.25000%    74     11.25000%   124     11.25000%   174   11.25000%    224   11.25000%   274   11.05473%   324   10.55550%
   25    11.25000%    75     11.25000%   125     11.25000%   175   11.25000%    225   11.25000%   275   11.04480%   325   10.55550%
   26    11.25000%    76     11.25000%   126     11.25000%   176   11.25000%    226   11.25000%   276   11.03431%   326   10.55550%
   27    11.25000%    77     11.25000%   127     11.25000%   177   11.25000%    227   11.25000%   277   11.02321%   327   10.55550%
   28    11.25000%    78     11.25000%   128     11.25000%   178   11.25000%    228   11.25000%   278   11.01169%   328   10.55550%
   29    11.25000%    79     11.25000%   129     11.25000%   179   11.25000%    229   11.24856%   279   10.99946%   329   10.55550%
   30    11.25000%    80     11.25000%   130     11.25000%   180   11.25000%    230   11.24632%   280   10.98645%   330   10.55550%
   31    11.25000%    81     11.25000%   131     11.25000%   181   11.25000%    231   11.24401%   281   10.97263%   331   10.55550%
   32    11.25000%    82     11.25000%   132     11.25000%   182   11.25000%    232   11.24199%   282   10.95782%   332   10.55550%
   33    11.25000%    83     11.25000%   133     11.25000%   183   11.25000%    233   11.23992%   283   10.94198%   333   10.55550%
   34    11.25000%    84     11.25000%   134     11.25000%   184   11.25000%    234   11.23778%   284   10.92500%   334   10.55550%
   35    11.25000%    85     11.25000%   135     11.25000%   185   11.25000%    235   11.23557%   285   10.90676%   335   10.55550%
   36    11.25000%    86     11.25000%   136     11.25000%   186   11.25000%    236   11.23338%   286   10.88712%   336   10.55550%
   37    11.25000%    87     11.25000%   137     11.25000%   187   11.25000%    237   11.23112%   287   10.86591%   337   10.55550%
   38    11.25000%    88     11.25000%   138     11.25000%   188   11.25000%    238   11.22879%   288   10.84292%   338   10.55550%
   39    11.25000%    89     11.25000%   139     11.25000%   189   11.25000%    239   11.22639%   289   10.81795%   339   10.55550%
   40    11.25000%    90     11.25000%   140     11.25000%   190   11.25000%    240   11.22392%   290   10.79072%   340   10.55550%
   41    11.25000%    91     11.25000%   141     11.25000%   191   11.25000%    241   11.22137%   291   10.76091%   341   10.55550%
   42    11.25000%    92     11.25000%   142     11.25000%   192   11.25000%    242   11.21875%   292   10.72815%
   43    11.25000%    93     11.25000%   143     11.25000%   193   11.25000%    243   11.21603%   293   10.69197%
   44    11.25000%    94     11.25000%   144     11.25000%   194   11.25000%    244   11.21324%   294   10.65182%
   45    11.25000%    95     11.25000%   145     11.25000%   195   11.25000%    245   11.21035%   295   10.60700%
   46    11.25000%    96     11.25000%   146     11.25000%   196   11.25000%    246   11.20736%   296   10.55668%
   47    11.25000%    97     11.25000%   147     11.25000%   197   11.25000%    247   11.20428%   297   10.55708%
   48    11.25000%    98     11.25000%   148     11.25000%   198   11.25000%    248   11.20109%   298   10.55749%
   49    11.25000%    99     11.25000%   149     11.25000%   199   11.25000%    249   11.19779%   299   10.55728%
   50    11.25000%   100     11.25000%   150     11.25000%   200   11.25000%    250   11.19437%   300   10.55707%
-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes all indices on the loans and the certificates increase by 20%. This schedule takes into account any payments made pursuant to the Yield Maintenance Agreement.


GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                 MORTGAGE LOANS
                       AS OF THE STATISTICAL CUT-OFF DATE


TOTAL CURRENT BALANCE:                 $1,363,985,991

NUMBER OF LOANS:                                3,156

                                                                        MINIMUM                    MAXIMUM
                                                                        -------                    -------
AVG CURRENT BALANCE:                         $432,188                    $1,849                 $9,475,000
AVG ORIGINAL BALANCE:                        $504,924                   $17,000                 $9,475,000

WAVG LOAN RATE:                                 6.061 %                   3.250 %                    9.250 %

WAVG GROSS MARGIN (ARMS ONLY):                  1.962 %                  -1.000 %                    3.500 %

WAVG MAX LOAN RATE (ARMS ONLY):                 12.048 %                   6.750 %                   18.000 %

WAVG CREDIT SCORE:                                 756                       452                        842


WAVG ORIGINAL LTV:                              65.95 %                    2.51 %                   100.00 %

WAVG ORIGINAL LTC:                              61.93 %                    0.00 %                   100.00 %


WAVG MONTHS TO ROLL:                               11 months                  1 months                 103 months

WAVG ORIGINAL TERM:                               350 months                 36 months                 420 months

WAVG REMAINING TERM:                              283 months                  3 months                 360 months
WAVG SEASONING:                                    68 months                  0 months                 353 months

TOP STATE CONCENTRATIONS ($):          26.07% New York, 18.76% California, 17.81% Massachusetts

MAXIMUM ZIP CODE CONCENTRATION ($):     6.51%  10021

FIRST PAY DATE:                                                        Aug 01,1983                Dec 01, 2001
MATURITY DATE:                                                         Jan 01,2002                Nov 01, 2031




GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
INDEX:                                             MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
 1 Year LIBOR                                                   966         $ 515,584,934.60                    37.80 %

 1 Month LIBOR                                                  515           404,263,414.90                    29.64

 1 Year CMT                                                   1,427           322,409,785.54                    23.64

 6 Month LIBOR                                                  128            62,520,572.01                     4.58

 1 Month CD                                                      67            39,742,030.60                     2.91

 Prime Rate                                                      20             8,823,851.46                     0.65

 6 Month CD                                                       5             3,757,197.51                     0.28

 Fixed Rate                                                       7             3,510,393.38                     0.26

 3 Year CMT Weekly                                               12             2,136,712.51                     0.16

 5 Year CMT Monthly                                               4               782,826.09                     0.06

 5 Year CMT Weekly                                                5               454,272.63                     0.03
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
DELINQUENCY:                                       MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
 Current                                                      3,147        $1,360,261,190.08                    99.73 %

 30-59 Days                                                       9             3,724,801.15                     0.27
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
CURRENT BALANCE ($):                               MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
     1,849.15  -   250,000.00                                 1,360         $ 177,172,135.43                    12.99 %

   250,000.01  -   500,000.00                                   891           330,268,395.83                    24.21

   500,000.01  -   750,000.00                                   399           247,079,397.36                    18.11

   750,000.01  - 1,000,000.00                                   282           255,827,286.48                    18.76

 1,000,000.01  - 1,250,000.00                                   112           123,498,599.34                     9.05

 1,250,000.01  - 1,500,000.00                                    45            62,609,794.19                     4.59

 1,500,000.01  - 1,750,000.00                                    19            30,640,229.51                     2.25

 1,750,000.01  - 2,000,000.00                                    13            24,611,040.63                     1.80

 2,000,000.01  - 2,250,000.00                                     5            10,744,668.58                     0.79

 2,250,000.01  - 2,500,000.00                                    10            24,556,984.38                     1.80

 2,500,000.01  - 2,750,000.00                                     4            10,360,959.27                     0.76

 2,750,000.01  - 3,000,000.00                                     4            12,000,000.00                     0.88

   Greater than  3,000,000.00                                    12            54,616,500.23                     4.00
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================


GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.



                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
LOAN RATE (%):                                     MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
  3.250  -  3.500                                                17         $  12,145,687.71                     0.89 %

  3.501  -  4.000                                               466           366,766,451.24                    26.89

  4.001  -  4.500                                                12            11,283,575.16                     0.83

  4.501  -  5.000                                                16            11,067,716.57                     0.81

  5.001  -  5.500                                                16            10,521,380.64                     0.77

  5.501  -  6.000                                               123            43,362,806.30                     3.18

  6.001  -  6.500                                               722           294,457,721.78                    21.59

  6.501  -  7.000                                               764           292,911,341.31                    21.47

  7.001  -  7.500                                               263           108,013,039.17                     7.92

  7.501  -  8.000                                               281            99,406,201.08                     7.29

  8.001  -  8.500                                               306            62,869,086.90                     4.61

  8.501  -  9.000                                               165            48,307,395.67                     3.54

  9.001  -  9.250                                                 5             2,873,587.70                     0.21
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
GROSS MARGIN (ARMS ONLY) (%):                      MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
Less than 0.00                                                    9         $   5,984,964.24                     0.44 %

        = 0.00                                                   13             3,732,461.04                     0.27

  0.501  -  0.750                                                 8             5,755,345.01                     0.42

  0.751  -  1.000                                               152           116,994,087.63                     8.60

  1.001  -  1.250                                               143           112,532,798.40                     8.27

  1.251  -  1.500                                               285           195,560,818.44                    14.37

  1.501  -  1.750                                               110            22,438,655.49                     1.65

  1.751  -  2.000                                               321           123,027,085.29                     9.04

  2.001  -  2.250                                             1,303           535,308,188.41                    39.35

  2.251  -  2.500                                               247            57,171,272.48                     4.20

  2.501  -  2.750                                               497           152,174,787.56                    11.19

  2.751  -  3.000                                                37            11,082,483.19                     0.81

  3.001  -  3.250                                                23            17,712,650.67                     1.30

  3.251  -  3.500                                                 1             1,000,000.00                     0.07

----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,149        $1,360,475,597.85                   100.00 %
======================================================================================================================


GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
SUBSEQUENT RATE ADJUSTMENT                            NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
FREQUENCY (ARMS ONLY) (MONTHS):                    MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
   1                                                            586         $ 445,102,539.20                    32.72 %

   6                                                            148            73,766,601.66                     5.42

  12                                                          2,401           836,476,679.95                    61.48

  36                                                             11             3,598,277.60                     0.26

  60                                                              3             1,531,499.44                     0.11
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,149        $1,360,475,597.85                   100.00 %
======================================================================================================================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
MAXIMUM LOAN RATE (ARMS ONLY) (%):                 MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
  Not Available                                                  11         $   2,033,196.63                     0.15 %

  6.001  -  7.000                                                 1               650,000.00                     0.05

 10.001  - 11.000                                               572           426,918,951.93                    31.38

 11.001  - 12.000                                               709           346,347,986.95                    25.46

 12.001  - 13.000                                               907           350,261,389.35                    25.75

 13.001  - 14.000                                               449           147,185,901.30                    10.82

 14.001  - 15.000                                               325            57,035,961.26                     4.19

 15.001  - 16.000                                               117            15,651,915.01                     1.15

 16.001  - 17.000                                                27             4,290,146.41                     0.32

 17.001  - 18.000                                                31            10,100,149.01                     0.74
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,149        $1,360,475,597.85                   100.00 %
======================================================================================================================


                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
PERIODIC RATE CAP (ARMS ONLY) (%):                 MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
 No Periodic Rate Cap                                           535         $ 410,216,776.64                    30.15 %

  0.001  -  0.250                                                82            46,387,611.08                     3.41

  0.751  -  1.000                                               125            62,157,837.87                     4.57

  1.751  -  2.000                                             2,402           840,127,420.68                    61.75

  2.001  -  2.250                                                 1               225,587.75                     0.02

  2.251  -  2.500                                                 3             1,005,459.03                     0.07

  4.751  -  5.000                                                 1               354,904.80                     0.03
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,149        $1,360,475,597.85                   100.00 %
======================================================================================================================

GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
CREDIT SCORE:                                      MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
 Not Available                                                  228         $ 106,608,523.81                     7.82 %

 451  - 500                                                       3             1,745,605.03                     0.13

 501  - 550                                                      13             2,960,605.24                     0.22

 551  - 600                                                      39            14,290,581.29                     1.05

 601  - 650                                                     100            42,291,234.98                     3.10

 651  - 700                                                     316           141,836,729.28                    10.40

 701  - 750                                                     593           273,084,084.89                    20.02

 751  - 800                                                   1,162           504,909,068.29                    37.02

 801  - 842                                                     702           276,259,558.42                    20.25
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
ORIGINAL LTV (%):                                  MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
   2.51  -  10.00                                                10         $   1,723,918.62                     0.13 %

  10.01  -  20.00                                                35            10,693,707.70                     0.78

  20.01  -  30.00                                               109            36,920,543.11                     2.71

  30.01  -  40.00                                               174            84,301,208.47                     6.18

  40.01  -  50.00                                               296           138,446,032.10                    10.15

  50.01  -  60.00                                               404           202,940,123.75                    14.88

  60.01  -  70.00                                               570           282,146,467.75                    20.69

  70.01  -  80.00                                               976           402,849,730.92                    29.53

  80.01  -  90.00                                               397            96,840,473.07                     7.10

  90.01  - 100.00                                               185           107,123,785.74                     7.85
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
ORIGINAL LTC (%):                                  MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
        = 0.00                                                   52         $  31,006,522.00                     2.27 %

   0.01  -  10.00                                                17             5,477,823.28                     0.40

  10.01  -  20.00                                                48            21,494,392.43                     1.58

  20.01  -  30.00                                               112            39,218,756.43                     2.88

  30.01  -  40.00                                               175            84,306,652.52                     6.18

  40.01  -  50.00                                               291           142,787,967.43                    10.47

  50.01  -  60.00                                               399           199,600,109.99                    14.63

  60.01  -  70.00                                               581           298,861,528.99                    21.91

  70.01  -  80.00                                             1,040           427,853,270.27                    31.37

  80.01  -  90.00                                               384            91,162,481.02                     6.68

  90.01  - 100.00                                                57            22,216,486.87                     1.63

----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================

GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
REMAINING TERM (MONTHS):                           MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
   3  -  24                                                      25         $   6,241,675.20                     0.46 %

  25  -  48                                                       9               714,008.46                     0.05

  49  -  72                                                      11             1,968,376.19                     0.14

  73  -  96                                                      24             4,350,823.42                     0.32

  97  - 120                                                     173            21,022,713.85                     1.54

 121  - 144                                                     417            76,101,399.54                     5.58

 145  - 168                                                     304            84,456,169.91                     6.19

 169  - 192                                                     360            70,971,686.04                     5.20

 193  - 216                                                      79            22,818,780.77                     1.67

 217  - 240                                                      62            32,157,052.98                     2.36

 241  - 264                                                     221           112,215,468.00                     8.23

 265  - 288                                                      67            33,289,581.04                     2.44

 289  - 312                                                     283           145,906,568.06                    10.70

 313  - 336                                                     575           344,914,946.34                    25.29

 337  - 360                                                     546           406,856,741.43                    29.83
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================


                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
NEXT RATE ADJUSTMENT DATE:                         MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
 12/01/01  - 12/31/01                                           858         $ 534,413,846.15                    39.28 %

 01/01/02  - 06/30/02                                           865           278,410,196.67                    20.46

 07/01/02  - 12/31/02                                           756           213,558,494.03                    15.70

 01/01/03  - 06/30/03                                            83            46,361,461.40                     3.41

 07/01/03  - 12/31/03                                           234           105,879,626.51                     7.78

 01/01/04  - 06/30/04                                           213            96,560,899.39                     7.10

 07/01/04  - 12/31/04                                            55            37,272,797.77                     2.74

 01/01/05  - 06/30/05                                            32            14,048,740.05                     1.03

 07/01/05  - 12/31/05                                             8             3,129,412.38                     0.23

 01/01/06  - 06/30/06                                            17             9,664,233.99                     0.71

 07/01/06  - 12/31/06                                             4             1,990,000.00                     0.15

 01/01/08  - 06/30/08                                             3             2,366,321.10                     0.17

 07/01/08  - 12/31/08                                             6             3,080,934.42                     0.23

 01/01/09  - 06/30/09                                             5             7,886,000.00                     0.58

 07/01/09  - 12/31/09                                             9             5,333,033.99                     0.39

 01/01/10  - 06/30/10                                             1               519,600.00                     0.04
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,149        $1,360,475,597.85                   100.00 %
======================================================================================================================

GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
AMORTIZATION:                                      MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
 Interest Only                                                1,571         $ 998,501,990.37                    73.20 %

 Fully Amortizing                                             1,539           352,659,991.02                    25.86

 Not Available                                                   46            12,824,009.84                     0.94
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
ORIGINAL INTEREST ONLY TERM                        MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
(IO LOANS ONLY) (MONTHS):                                                  CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
  36                                                              1         $   2,503,749.99                     0.25 %

  60                                                              3             1,531,499.44                     0.15

  90                                                              1               305,000.00                     0.03

  96                                                              3             1,590,633.26                     0.16

 120                                                          1,563           992,571,107.68                    99.41
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         1,571         $ 998,501,990.37                   100.00 %
======================================================================================================================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
CONVERTIBLE:                                       MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
 Not Convertible                                              2,872        $1,134,377,985.01                    83.17 %

 Convertible                                                    284           229,608,006.22                    16.83
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
OCCUPANCY:                                         MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
 Primary                                                      1,226         $ 765,285,425.32                    56.11 %

 Not Available                                                1,672           424,468,331.59                    31.12

 Second Home                                                    258           174,232,234.32                    12.77
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
DOCUMENTATION:                                     MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
 Full                                                         3,156        $1,363,985,991.23                   100.00 %
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================

GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.


                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
PROPERTY TYPE:                                     MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
 Single Family                                                  750         $ 523,262,254.93                    38.36 %

 Not Available                                                1,672           424,468,331.59                    31.12

 Cooperative                                                    336           154,769,477.42                    11.35

 PUD                                                            191           127,853,562.95                     9.37

 Condominium                                                    133            75,835,708.87                     5.56

 Blanket                                                         70            55,598,824.24                     4.08

 2-4 Family                                                       4             2,197,831.23                     0.16
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
LOAN PURPOSE:                                      MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
 Purchase                                                       849         $ 512,232,039.16                    37.55 %

 Not Available                                                1,694           438,255,957.07                    32.13

 Cash Out Refinance                                             335           250,400,140.70                    18.36

 Rate/Term Refinance                                            278           163,097,854.30                    11.96
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================

GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc. Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof. Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement. Such information supersedes the information in all prior collateral term sheets, if any.

                                                                                                   % OF AGGREGATE
                                                                        PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                      NUMBER OF         OUTSTANDING AS OF        OUTSTANDING AS OF
STATE:                                             MORTGAGE LOANS        THE STATISTICAL          THE STATISTICAL
                                                                           CUT-OFF DATE             CUT-OFF DATE
------------------------------------------------  ------------------  -----------------------  -----------------------
 Alabama                                                          4         $   2,714,553.64                     0.20 %

 Arizona                                                         32            13,170,872.02                     0.97

 California                                                     396           255,916,846.43                    18.76

 Colorado                                                        49            39,529,395.70                     2.90

 Connecticut                                                    148            80,449,733.22                     5.90

 Delaware                                                         8             5,051,042.77                     0.37

 District of Columbia                                            34            23,247,945.70                     1.70

 Florida                                                        119            57,163,323.35                     4.19

 Georgia                                                         20             6,529,907.63                     0.48

 Hawaii                                                          15             8,779,243.68                     0.64

 Idaho                                                            8             7,393,568.89                     0.54

 Illinois                                                        27            13,337,514.84                     0.98

 Indiana                                                          4             1,175,481.46                     0.09

 Kansas                                                           3             1,020,350.00                     0.07

 Maine                                                           21             8,185,630.34                     0.60

 Maryland                                                        43            23,168,976.80                     1.70

 Massachusetts                                                  776           242,868,934.59                    17.81

 Michigan                                                         8             3,715,573.20                     0.27

 Minnesota                                                        4               606,252.77                     0.04

 Missouri                                                         3             2,677,000.88                     0.20

 Montana                                                          2               865,348.46                     0.06

 Nevada                                                           4             3,333,921.49                     0.24

 New Hampshire                                                   42            11,289,565.03                     0.83

 New Jersey                                                     121            43,047,533.09                     3.16

 New York                                                       932           355,524,475.73                    26.07

 North Carolina                                                  11             5,612,507.78                     0.41

 Ohio                                                             9             3,542,212.48                     0.26

 Oklahoma                                                         1               110,506.30                     0.01

 Oregon                                                           8             4,221,708.32                     0.31

 Pennsylvania                                                   156            71,726,286.59                     5.26

 Rhode Island                                                     8             3,771,129.41                     0.28

 South Carolina                                                  18             5,991,035.52                     0.44

 Tennessee                                                        1                17,745.85                     0.00

 Texas                                                           31            14,707,201.83                     1.08

 Utah                                                             5             1,375,973.66                     0.10

 Vermont                                                         11             2,644,563.25                     0.19

 Virgin Islands                                                   1               331,819.41                     0.02

 Virginia                                                        47            25,449,454.77                     1.87

 Washington                                                      18             9,718,291.81                     0.71

 West Virginia                                                    2               401,999.99                     0.03

 Wisconsin                                                        2               833,816.70                     0.06

 Wyoming                                                          4             2,766,745.85                     0.20
----------------------------------------------------------------------------------------------------------------------
TOTAL                                                         3,156        $1,363,985,991.23                   100.00 %
======================================================================================================================

GREENWICH CAPITAL MARKETS, INC.                   MELLON FINANCIAL MARKETS, LLC

                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Greenwich Capital Markets, Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Greenwich Capital Markets, Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayments assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Greenwich Capital Markets, Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the Greenwich Capital Markets, Inc. Trading Desk at (203) 625-6160.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

PLEASE SEE ATTACHED DISCLAIMER.

                                        MRFC 2001-TBC1
                      Prepay Speed:           15%         CPR
                                         To Maturity




                                               14,363,757        100,000,000

                             Class                Class              Class
                            A-1 (AAA)            A-1 (AAA)          A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           --------          ---------
                  0        100,000,000
                  1         98,619,249            183,160          1,380,751
                  2         97,257,072            216,757          1,362,177
                  3         95,913,227            213,763          1,343,845
                  4         94,587,468            210,809          1,325,759
                  5         93,279,550            207,895          1,307,917
                  6         91,989,235            205,021          1,290,315
                  7         90,716,285            202,185          1,272,950
                  8         89,460,466            199,387          1,255,819
                  9         88,219,798            196,627          1,240,668
                 10         86,995,842            193,900          1,223,955
                 11         85,788,375            191,210          1,207,468
                 12         84,597,173            188,556          1,191,202
                 13         83,421,941            185,938          1,175,232
                 14         82,262,542            183,354          1,159,399
                 15         81,118,763            180,806          1,143,779
                 16         79,990,394            178,292          1,128,369
                 17         78,877,228            175,812          1,113,167
                 18         77,779,059            173,366          1,098,169
                 19         76,637,551            170,952          1,141,508
                 20         75,569,397            168,443          1,068,154
                 21         74,508,358            166,095          1,061,040
                 22         73,461,688            163,763          1,046,670
                 23         72,429,194            161,463          1,032,494
                 24         71,394,734            159,193          1,034,459
                 25         70,390,234            156,920          1,004,500
                 26         69,399,339            154,712            990,895

                             Class                Class              Class
                            A-1 (AAA)            A-1 (AAA)          A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           --------          ---------
                 27         68,421,866            152,534            977,473
                 28         67,457,634            150,386            964,233
                 29         66,506,462            148,266            951,171
                 30         65,568,176            146,176            938,287
                 31         64,642,599            144,113            925,576
                 32         63,729,562            142,079            913,037
                 33         62,828,894            140,072            900,668
                 34         61,940,422            138,093            888,472
                 35         61,063,988            136,140            876,434
                 36         60,189,694            134,214            874,294
                 37         59,327,343            132,292            862,351
                 38         58,476,773            130,397            850,570
                 39         57,637,822            128,527            838,950
                 40         56,809,913            126,683            827,909
                 41         55,993,320            124,863            816,593
                 42         55,187,888            123,069            805,431
                 43         54,393,467            121,298            794,421
                 44         53,609,906            119,552            783,561
                 45         52,837,057            117,830            772,849
                 46         52,074,775            116,131            762,282
                 47         51,322,915            114,456            751,860
                 48         50,581,336            112,803            741,579
                 49         49,849,898            111,174            731,438
                 50         49,128,463            109,566            721,435
                 51         48,416,894            107,980            711,569
                 52         47,750,357            106,416            666,537
                 53         47,092,937            104,951            657,420
                 54         46,444,510            103,506            648,427
                 55         45,804,954            102,081            639,557
                 56         45,174,146            100,675            630,807
                 57         44,551,970             99,289            622,177
                 58         43,938,306             97,922            613,664
                 59         43,332,771             96,573            605,535
                 60         42,735,525             95,242            597,246
                 61         42,146,456             93,929            589,070
                 62         41,565,451             92,634            581,005
                 63         40,992,401             91,357            573,050
                 64         40,427,197             90,098            565,204
                 65         39,869,733             88,856            557,464
                 66         39,271,928             87,630            597,805
                 67         38,682,761             86,316            589,167
                 68         38,102,109             85,021            580,652
                 69         37,529,853             83,745            572,256
                 70         36,965,323             82,487            564,530
                 71         36,408,967             81,247            556,357
                 72         35,860,667             80,024            548,299

                             Class                Class              Class
                            A-1 (AAA)            A-1 (AAA)          A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           --------          ---------
                 73         35,320,311             78,819            540,356
                 74         34,787,787             77,631            532,525
                 75         34,262,982             76,461            524,804
                 76         33,745,789             75,307            517,193
                 77         33,236,099             74,170            509,690
                 78         32,695,711             73,050            540,389
                 79         32,163,499             71,862            532,212
                 80         31,639,345             70,693            524,154
                 81         31,123,132             69,541            516,213
                 82         30,614,744             68,406            508,388
                 83         30,114,068             67,289            500,676
                 84         29,620,991             66,188            493,077
                 85         29,135,339             65,104            485,652
                 86         28,657,068             64,037            478,271
                 87         28,186,071             62,986            470,997
                 88         27,722,242             61,951            463,830
                 89         27,265,475             60,931            456,767
                 90         26,815,669             59,927            449,807
                 91         26,372,720             58,939            442,948
                 92         25,936,531             57,965            436,190
                 93         25,507,000             57,006            429,530
                 94         25,084,033             56,062            422,968
                 95         24,667,531             55,133            416,501
                 96         24,257,402             54,217            410,130
                 97         23,853,551             53,316            403,851
                 98         23,455,887             52,428            397,664
                 99         23,064,319             51,554            391,568
                100         22,678,758             50,693            385,561
                101         22,299,117             49,846            379,642
                102         21,925,307             49,012            373,810
                103         21,557,244             48,190            368,063
                104         21,174,638             47,381            382,607
                105         20,798,096             46,540            376,542
                106         20,427,620             45,712            370,476
                107         20,063,027             44,898            364,593
                108         19,704,228             44,097            358,799
                109         19,351,137             43,308            353,091
                110         19,003,668             42,532            347,469
                111         18,661,736             41,768            341,931
                112         18,325,260             41,017            336,477
                113         17,994,156             40,277            331,104
                114         17,668,344             39,550            325,812
                115         17,347,746             38,834            320,599
                116         17,032,281             38,129            315,465
                117         16,721,873             37,436            310,408
                118         16,416,447             36,753            305,427

                             Class                Class              Class
                            A-1 (AAA)            A-1 (AAA)          A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           --------          ---------
                119         16,115,926             36,082            300,521
                120         15,820,238             35,421            295,688
                121         15,529,309             34,772            290,929
                122         15,243,067             34,132            286,242
                123         14,961,442             33,503            281,625
                124         14,684,364             32,884            277,078
                125         14,411,764             32,275            272,600
                126         14,143,575             31,676            268,189
                127         13,879,730             31,086            263,845
                128         13,620,163             30,506            259,567
                129         13,364,810             29,936            255,353
                130         13,113,606             29,375            251,204
                131         12,866,489             28,823            247,117
                132         12,623,397             28,279            243,092
                133         12,384,268             27,745            239,129
                134         12,149,042             27,220            235,226
                135         11,917,661             26,703            231,381
                136         11,690,065             26,194            227,596
                137         11,466,197             25,694            223,868
                138         11,246,000             25,202            220,197
                139         11,029,419             24,718            216,581
                140         10,816,398             24,242            213,021
                141         10,606,883             23,774            209,515
                142         10,400,820             23,313            206,063
                143         10,198,157             22,860            202,663
                144          9,998,842             22,415            199,315
                145          9,802,823             21,977            196,019
                146          9,610,050             21,546            192,773
                147          9,420,474             23,925            189,576
                148          9,234,045             23,453            186,429
                149          9,050,715             22,989            183,330
                150          8,870,436             22,533            180,278
                151          8,693,163             22,084            177,274
                152          8,518,848             21,642            174,315
                153          8,347,445             21,208            171,402
                154          8,178,911             20,782            168,534
                155          8,013,202             20,362            165,710
                156          7,850,272             19,950            162,929
                157          7,690,081             19,544            160,192
                158          7,532,585             19,145            157,496
                159          7,377,742             18,753            154,842
                160          7,225,513             18,368            152,230
                161          7,075,855             17,989            149,657
                162          6,928,731             17,616            147,125
                163          6,784,100             17,250            144,631
                164          6,641,923             16,890            142,176

                             Class                Class              Class
                            A-1 (AAA)            A-1 (AAA)          A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           --------          ---------
                165          6,502,164             16,536            139,760
                166          6,364,783             16,188            137,381
                167          6,229,745             15,846            135,038
                168          6,097,012             15,509            132,733
                169          5,966,549             15,179            130,463
                170          5,838,321             14,854            128,228
                171          5,712,293             14,535            126,028
                172          5,588,430             14,221            123,863
                173          5,466,699             13,913            121,731
                174          5,347,067             13,610            119,633
                175          5,229,619             13,312            117,447
                176          5,114,202             13,020            115,417
                177          5,000,784             12,732            113,418
                178          4,889,334             12,450            111,450
                179          4,779,820             12,172            109,514
                180          4,672,213             11,900            107,608
                181          4,566,481             11,632            105,731
                182          4,462,597             11,369            103,884
                183          4,360,531             11,110            102,067
                184          4,260,253             10,856            100,277
                185          4,161,737             10,606             98,516
                186          4,064,954             10,361             96,783
                187          3,969,876             10,120             95,077
                188          3,876,478              9,883             93,398
                189          3,784,732              9,651             91,746
                190          3,694,612              9,422             90,120
                191          3,606,092              9,198             88,519
                192          3,519,148              8,978             86,944
                193          3,433,753              8,761             85,394
                194          3,349,885              8,549             83,869
                195          3,267,517              8,340             82,368
                196          3,186,626              8,135             80,890
                197          3,107,491              7,933             79,135
                198          3,029,780              7,736             77,711
                199          2,953,469              7,543             76,310
                200          2,878,538              7,353             74,932
                201          2,804,963              7,166             73,575
                202          2,732,723              6,983             72,240
                203          2,661,797              6,803             70,926
                204          2,592,163              6,627             69,634
                205          2,523,801              6,453             68,362
                206          2,456,690              6,283             67,111
                207          2,390,810              6,116             65,880
                208          2,326,142              5,952             64,668
                209          2,262,666              5,791             63,476
                210          2,200,362              5,633             62,304

                             Class                Class              Class
                            A-1 (AAA)            A-1 (AAA)          A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           --------          ---------
                211          2,139,212              5,478             61,150
                212          2,090,866              5,326             48,346
                213          2,043,367              5,205             47,499
                214          1,996,702              5,087             46,665
                215          1,950,858              4,971             45,844
                216          1,905,822              4,857             45,036
                217          1,861,580              4,745             44,241
                218          1,818,121              4,635             43,459
                219          1,775,432              4,526             42,689
                220          1,733,500              4,420             41,932
                221          1,692,315              4,316             41,186
                222          1,651,862              4,213             40,452
                223          1,612,132              4,112             39,730
                224          1,573,113              4,014             39,019
                225          1,534,793              3,916             38,320
                226          1,497,161              3,821             37,632
                227          1,460,206              3,727             36,955
                228          1,423,918              3,635             36,289
                229          1,388,285              3,545             35,633
                230          1,353,297              3,456             34,988
                231          1,319,780              3,369             33,517
                232          1,286,867              3,286             32,912
                233          1,254,550              3,204             32,317
                234          1,222,818              3,123             31,731
                235          1,192,896              3,044             29,923
                236          1,163,511              2,970             29,385
                237          1,134,656              2,897             28,855
                238          1,106,322              2,825             28,334
                239          1,078,500              2,754             27,821
                240          1,051,183              2,685             27,317
                241          1,024,362              2,617             26,821
                242            998,030              2,550             26,332
                243            972,178              2,485             25,852
                244            946,799              2,420             25,379
                245            921,885              2,357             24,914
                246            897,429              2,295             24,456
                247            873,423              2,234             24,006
                248            849,860              2,174             23,563
                249            826,732              2,116             23,127
                250            804,034              2,058             22,699
                251            781,757              2,002             22,277
                252            759,895              1,946             21,862
                253            738,441              1,892             21,454
                254            717,389              1,838             21,052
                255            696,732              1,786             20,657
                256            676,464              1,735             20,269

                             Class                Class              Class
                            A-1 (AAA)            A-1 (AAA)          A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           --------          ---------
                257            656,577              1,684             19,886
                258            637,083              1,635             19,495
                259            617,957              1,586             19,125
                260            599,195              1,538             18,762
                261            580,791              1,492             18,404
                262            562,738              1,446             18,053
                263            545,031              1,401             17,707
                264            527,664              1,357             17,367
                265            510,632              1,314             17,032
                266            493,929              1,271             16,703
                267            477,549              1,230             16,380
                268            461,488              1,189             16,061
                269            445,739              1,149             15,748
                270            430,299              1,110             15,441
                271            415,161              1,071             15,138
                272            400,320              1,034             14,840
                273            385,773                997             14,548
                274            371,513                960             14,260
                275            357,536                925             13,977
                276            343,837                890             13,699
                277            330,439                856             13,398
                278            317,309                823             13,130
                279            304,443                790             12,866
                280            291,875                758             12,568
                281            279,570                727             12,305
                282            267,515                696             12,055
                283            255,705                666             11,810
                284            244,137                637             11,568
                285            232,806                608             11,331
                286            221,708                580             11,098
                287            210,840                552             10,868
                288            200,197                525             10,643
                289            189,776                498             10,421
                290            179,572                472             10,203
                291            169,583                447              9,989
                292            159,804                422              9,779
                293            150,233                398              9,572
                294            140,864                374              9,368
                295            131,696                351              9,169
                296            127,210                328              4,486
                297            122,813                317              4,397
                298            118,535                306              4,278
                299            114,343                295              4,192
                300            110,235                285              4,108
                301            106,208                274              4,026
                302            102,263                264              3,945

                             Class                Class              Class
                            A-1 (AAA)            A-1 (AAA)          A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           --------          ---------
                303             98,398                255              3,865
                304             94,611                245              3,787
                305             90,901                236              3,710
                306             87,312                226              3,588
                307             83,797                217              3,515
                308             80,354                209              3,443
                309             76,981                200              3,372
                310             73,679                192              3,303
                311             70,444                183              3,234
                312             67,277                175              3,167
                313             64,176                167              3,101
                314             61,139                160              3,036
                315             58,167                152              2,973
                316             55,257                145              2,910
                317             52,409                138              2,848
                318             49,621                130              2,788
                319             46,893                124              2,728
                320             44,223                117              2,670
                321             41,611                110              2,612
                322             39,055                104              2,556
                323             36,555                 97              2,500
                324             34,109                 91              2,446
                325             31,717                 85              2,392
                326             29,377                 79              2,340
                327             27,089                 73              2,288
                328             24,852                 67              2,237
                329             22,665                 62              2,187
                330             20,526                 56              2,138
                331             18,436                 51              2,090
                332             16,393                 46              2,043
                333             14,397                 41              1,997
                334             12,446                 36              1,951
                335             10,540                 31              1,906
                336              8,677                 26              1,862
                337              6,859                 22              1,819
                338              5,082                 17              1,776
                339              3,347                 13              1,735
                340              1,654                  8              1,694
                341                  0                  4              1,654
                342                  0                  0                  0
                343                  0                  0                  0
                344                  0                  0                  0
                345                  0                  0                  0
                346                  0                  0                  0
                347                  0                  0                  0
                348                  0                  0                  0

                             Class                Class              Class
                            A-1 (AAA)            A-1 (AAA)          A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           --------          ---------
                349                  0                  0                  0
                350                  0                  0                  0
                351                  0                  0                  0
                352                  0                  0                  0
                353                  0                  0                  0
                354                  0                  0                  0
                355                  0                  0                  0
                356                  0                  0                  0
                357                  0                  0                  0
                358                  0                  0                  0
                359                  0                  0                  0
                360                  0                  0                  0
                361                  0                  0                  0

                                        MRFC 2001-TBC1
                      Prepay Speed:           20%         CPR
                                        To Maturity




                                               11,110,093        100,000,000

                             Class                Class             Class
                            A-1 (AAA)            A-1 (AAA)         A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           ---------         ---------
                  0        100,000,000
                  1         98,109,354            183,160          1,890,646
                  2         96,253,547            215,636          1,855,808
                  3         94,431,943            211,557          1,821,604
                  4         92,643,912            207,554          1,788,030
                  5         90,888,837            203,624          1,755,076
                  6         89,166,108            199,766          1,722,728
                  7         87,475,131            195,980          1,690,977
                  8         85,815,320            192,263          1,659,811
                  9         84,184,428            188,615          1,630,892
                 10         82,583,619            185,030          1,600,810
                 11         81,012,337            181,512          1,571,282
                 12         79,470,038            178,058          1,542,299
                 13         77,956,115            174,669          1,513,923
                 14         76,470,120            171,341          1,485,995
                 15         75,011,537            168,075          1,458,583
                 16         73,579,860            164,869          1,431,677
                 17         72,174,594            161,722          1,405,266
                 18         70,795,251            158,634          1,379,343
                 19         69,388,541            155,602          1,406,711
                 20         68,060,449            152,510          1,328,092
                 21         66,750,313            149,591          1,310,136
                 22         65,464,447            146,712          1,285,866
                 23         64,202,400            143,885          1,262,046
                 24         62,949,606            141,112          1,252,795
                 25         61,734,146            138,358          1,215,460
                 26         60,541,203            135,687          1,192,942

                             Class                Class             Class
                            A-1 (AAA)            A-1 (AAA)         A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           ---------         ---------
                 27         59,370,362            133,065          1,170,842
                 28         58,221,212            130,491          1,149,150
                 29         57,093,352            127,965          1,127,860
                 30         55,986,389            125,486          1,106,963
                 31         54,899,935            123,053          1,086,454
                 32         53,833,612            120,665          1,066,324
                 33         52,787,045            118,322          1,046,566
                 34         51,759,867            116,022          1,027,179
                 35         50,751,721            113,764          1,008,145
                 36         49,754,142            111,548            997,580
                 37         48,775,169            109,355            978,973
                 38         47,814,458            107,204            960,712
                 39         46,919,652            105,092            894,806
                 40         46,041,212            103,125            878,440
                 41         45,179,165            101,195            862,047
                 42         44,333,206             99,300            845,960
                 43         43,503,034             97,441            830,172
                 44         42,688,357             95,616            814,677
                 45         41,888,885             93,825            799,472
                 46         41,104,336             92,068            784,549
                 47         40,334,432             90,344            769,904
                 48         39,578,899             88,652            755,532
                 49         38,837,472             86,991            741,428
                 50         38,109,886             85,362            727,586
                 51         37,395,885             83,762            714,001
                 52         36,695,215             82,193            700,670
                 53         36,007,628             80,653            687,587
                 54         35,332,880             79,142            674,748
                 55         34,670,733             77,659            662,147
                 56         34,020,951             76,203            649,782
                 57         33,383,305             74,775            637,646
                 58         32,757,568             73,374            625,737
                 59         32,143,319             71,998            614,248
                 60         31,540,548             70,648            602,772
                 61         30,949,039             69,323            591,509
                 62         30,368,583             68,023            580,456
                 63         29,798,973             66,748            569,609
                 64         29,240,009             65,496            558,964
                 65         28,691,491             64,267            548,518
                 66         28,118,875             63,062            572,616
                 67         27,557,455             61,803            561,420
                 68         27,007,014             60,569            550,440
                 69         26,467,343             59,359            539,671
                 70         25,937,846             58,173            529,497
                 71         25,418,720             57,009            519,126
                 72         24,909,764             55,868            508,956

                             Class                Class             Class
                            A-1 (AAA)            A-1 (AAA)         A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           ---------         ---------
                 73         24,410,782             54,750            498,982
                 74         23,921,581             53,653            489,200
                 75         23,441,974             52,578            479,608
                 76         22,971,773             51,524            470,200
                 77         22,510,798             50,490            460,975
                 78         22,033,199             49,477            477,600
                 79         21,565,324             48,427            467,875
                 80         21,106,980             47,399            458,344
                 81         20,657,979             46,391            449,001
                 82         20,218,135             45,405            439,844
                 83         19,787,267             44,438            430,868
                 84         19,365,196             43,491            422,071
                 85         18,951,706             42,563            413,490
                 86         18,546,668             41,654            405,037
                 87         18,149,916             40,764            396,753
                 88         17,761,283             39,892            388,633
                 89         17,380,609             39,038            380,674
                 90         17,007,734             38,201            372,874
                 91         16,642,505             37,382            365,230
                 92         16,284,767             36,579            357,737
                 93         15,934,373             35,793            350,394
                 94         15,591,176             35,022            343,197
                 95         15,255,032             34,268            336,144
                 96         14,925,801             33,529            329,231
                 97         14,603,344             32,806            322,457
                 98         14,287,527             32,097            315,817
                 99         13,978,217             31,403            309,310
                100         13,675,283             30,723            302,934
                101         13,378,599             30,057            296,684
                102         13,088,039             29,405            290,560
                103         12,803,481             28,766            284,558
                104         12,512,864             28,141            290,617
                105         12,228,417             27,502            284,447
                106         11,950,067             26,877            278,349
                107         11,677,637             26,265            272,431
                108         11,411,004             25,666            266,633
                109         11,150,051             25,080            260,953
                110         10,894,661             24,507            255,390
                111         10,644,720             23,946            249,940
                112         10,400,118             23,396            244,602
                113         10,160,744             22,859            239,374
                114          9,926,492             22,332            234,252
                115          9,697,257             21,818            229,235
                116          9,472,936             24,142            224,321
                117          9,253,428             23,584            219,508
                118          9,038,634             23,037            214,794

                             Class                Class             Class
                            A-1 (AAA)            A-1 (AAA)         A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           ---------         ---------
                119          8,828,458             22,502            210,177
                120          8,622,804             21,979            205,654
                121          8,421,579             21,467            201,225
                122          8,224,693             20,966            196,886
                123          8,032,056             20,476            192,637
                124          7,843,580             19,996            188,476
                125          7,659,180             19,527            184,400
                126          7,478,771             19,068            180,409
                127          7,302,271             18,619            176,499
                128          7,129,600             18,180            172,671
                129          6,960,679             17,750            168,922
                130          6,795,428             17,329            165,250
                131          6,633,774             16,918            161,654
                132          6,475,641             16,515            158,133
                133          6,320,956             16,122            154,685
                134          6,169,649             15,737            151,308
                135          6,021,648             15,360            148,001
                136          5,876,885             14,991            144,763
                137          5,735,292             14,631            141,592
                138          5,596,805             14,278            138,487
                139          5,461,358             13,934            135,447
                140          5,328,888             13,597            132,470
                141          5,199,333             13,267            129,555
                142          5,072,632             12,944            126,701
                143          4,948,726             12,629            123,906
                144          4,827,556             12,320            121,170
                145          4,709,065             12,019            118,491
                146          4,593,197             11,724            115,868
                147          4,479,898             11,435            113,299
                148          4,369,113             11,153            110,785
                149          4,260,790             10,877            108,323
                150          4,154,877             10,608            105,913
                151          4,051,323             10,344            103,554
                152          3,950,079             10,086            101,244
                153          3,851,097              9,834             98,982
                154          3,754,329              9,588             96,768
                155          3,659,728              9,347             94,601
                156          3,567,249              9,111             92,479
                157          3,476,846              8,881             90,402
                158          3,388,477              8,656             88,369
                159          3,302,098              8,436             86,379
                160          3,217,666              8,221             84,431
                161          3,135,142              8,011             82,524
                162          3,054,484              7,805             80,658
                163          2,975,653              7,604             78,831
                164          2,898,611              7,408             77,043

                             Class                Class             Class
                            A-1 (AAA)            A-1 (AAA)         A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           ---------         ---------
                165          2,823,318              7,216             75,292
                166          2,749,739              7,029             73,579
                167          2,677,836              6,846             71,903
                168          2,607,575              6,667             70,262
                169          2,538,919              6,492             68,656
                170          2,471,836              6,321             67,084
                171          2,406,290              6,154             65,545
                172          2,342,250              5,991             64,040
                173          2,279,683              5,831             62,567
                174          2,218,558              5,675             61,125
                175          2,158,894              5,523             59,665
                176          2,100,608              5,375             58,286
                177          2,043,672              5,230             56,936
                178          1,988,056              5,088             55,616
                179          1,933,733              4,949             54,324
                180          1,880,673              4,814             53,059
                181          1,828,851              4,682             51,822
                182          1,778,240              4,553             50,612
                183          1,728,812              4,427             49,427
                184          1,680,544              4,304             48,268
                185          1,633,409              4,184             47,135
                186          1,587,384              4,067             46,026
                187          1,542,443              3,952             44,940
                188          1,498,565              3,840             43,879
                189          1,455,724              3,731             42,840
                190          1,413,900              3,624             41,824
                191          1,373,070              3,520             40,830
                192          1,333,212              3,418             39,858
                193          1,294,306              3,319             38,907
                194          1,256,329              3,222             37,976
                195          1,219,263              3,128             37,066
                196          1,183,087              3,035             36,176
                197          1,147,893              2,945             35,194
                198          1,113,547              2,858             34,346
                199          1,080,030              2,772             33,517
                200          1,047,324              2,689             32,706
                201          1,015,412              2,607             31,912
                202            984,276              2,528             31,136
                203            953,898              2,450             30,378
                204            924,262              2,375             29,636
                205            895,352              2,301             28,910
                206            867,152              2,229             28,200
                207            839,645              2,159             27,507
                208            812,817              2,090             26,828
                209            786,652              2,024             26,165
                210            761,137              1,958             25,516

                             Class                Class             Class
                            A-1 (AAA)            A-1 (AAA)         A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           ---------         ---------
                211            736,255              1,895             24,882
                212            715,989              1,833             20,266
                213            696,198              1,783             19,791
                214            676,870              1,733             19,327
                215            657,997              1,685             18,874
                216            639,567              1,638             18,429
                217            621,572              1,592             17,995
                218            604,002              1,547             17,570
                219            586,848              1,504             17,154
                220            570,101              1,461             16,747
                221            553,751              1,419             16,350
                222            537,791              1,379             15,960
                223            522,211              1,339             15,580
                224            507,004              1,300             15,207
                225            492,161              1,262             14,843
                226            477,674              1,225             14,487
                227            463,536              1,189             14,138
                228            449,738              1,154             13,797
                229            436,274              1,120             13,464
                230            423,136              1,086             13,138
                231            410,577              1,053             12,559
                232            398,320              1,022             12,256
                233            386,360                992             11,960
                234            374,690                962             11,670
                235            363,680                933             11,011
                236            352,934                905             10,746
                237            342,446                879             10,487
                238            332,212                853             10,234
                239            322,226                827              9,986
                240            312,482                802              9,744
                241            302,974                778              9,507
                242            293,698                754              9,276
                243            284,649                731              9,049
                244            275,821                709              8,828
                245            267,210                687              8,611
                246            258,810                665              8,400
                247            250,618                644              8,192
                248            242,628                624              7,990
                249            234,836                604              7,792
                250            227,237                585              7,599
                251            219,828                566              7,409
                252            212,604                547              7,224
                253            205,560                529              7,043
                254            198,694                512              6,867
                255            192,000                495              6,694
                256            185,475                478              6,525

                             Class                Class             Class
                            A-1 (AAA)            A-1 (AAA)         A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           ---------         ---------
                257            179,115                462              6,360
                258            172,921                446              6,194
                259            166,885                431              6,036
                260            161,003                415              5,882
                261            155,271                401              5,732
                262            149,687                387              5,584
                263            144,246                373              5,441
                264            138,946                359              5,300
                265            133,783                346              5,163
                266            128,755                333              5,028
                267            123,858                321              4,897
                268            119,089                308              4,769
                269            114,446                296              4,644
                270            109,924                285              4,521
                271            105,523                274              4,402
                272            101,238                263              4,285
                273             97,067                252              4,171
                274             93,008                242              4,059
                275             89,058                232              3,950
                276             85,214                222              3,844
                277             81,481                212              3,733
                278             77,849                203              3,632
                279             74,316                194              3,533
                280             70,889                185              3,427
                281             67,558                176              3,331
                282             64,319                168              3,239
                283             61,170                160              3,149
                284             58,108                152              3,062
                285             55,132                145              2,976
                286             52,240                137              2,893
                287             49,428                130              2,811
                288             46,697                123              2,732
                289             44,043                116              2,654
                290             41,465                110              2,578
                291             38,961                103              2,504
                292             36,529                 97              2,432
                293             34,168                 91              2,361
                294             31,876                 85              2,292
                295             29,651                 79              2,225
                296             28,497                 74              1,154
                297             27,373                 71              1,124
                298             26,287                 68              1,087
                299             25,229                 65              1,057
                300             24,200                 63              1,029
                301             23,199                 60              1,001
                302             22,225                 58                974

                             Class                Class             Class
                            A-1 (AAA)            A-1 (AAA)         A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           ---------         ---------
                303             21,277                 55                948
                304             20,355                 53                922
                305             19,458                 51                897
                306             18,596                 48                862
                307             17,757                 46                839
                308             16,942                 44                815
                309             16,149                 42                793
                310             15,378                 40                771
                311             14,629                 38                749
                312             13,901                 36                728
                313             13,193                 35                708
                314             12,506                 33                688
                315             11,838                 31                668
                316             11,189                 29                649
                317             10,559                 28                630
                318              9,947                 26                612
                319              9,352                 25                594
                320              8,775                 23                577
                321              8,216                 22                560
                322              7,672                 20                543
                323              7,145                 19                527
                324              6,633                 18                512
                325              6,137                 17                496
                326              5,655                 15                481
                327              5,189                 14                467
                328              4,736                 13                453
                329              4,298                 12                439
                330              3,872                 11                425
                331              3,461                 10                412
                332              3,062                  9                399
                333              2,675                  8                386
                334              2,301                  7                374
                335              1,939                  6                362
                336              1,588                  5                351
                337              1,249                  4                339
                338                921                  3                328
                339                603                  2                317
                340                297                  2                307
                341                  0                  1                297
                342                  0                  0                  0
                343                  0                  0                  0
                344                  0                  0                  0
                345                  0                  0                  0
                346                  0                  0                  0
                347                  0                  0                  0
                348                  0                  0                  0

                             Class                Class             Class
                            A-1 (AAA)            A-1 (AAA)         A-1 (AAA)
                              End                Interest          Principal
                             Balance               Paid              Paid
                           -----------           ---------         ---------
                349                  0                  0                  0
                350                  0                  0                  0
                351                  0                  0                  0
                352                  0                  0                  0
                353                  0                  0                  0
                354                  0                  0                  0
                355                  0                  0                  0
                356                  0                  0                  0
                357                  0                  0                  0
                358                  0                  0                  0
                359                  0                  0                  0
                360                  0                  0                  0
                361                  0                  0                  0

PLEASE SEE ATTACHED DISCLAIMER.

                                 MRFC 2001-TBC1

                            Prepayment Speed: 25% CPR
                                   To Maturity

            * Spike all indices by 6.7125% in period 1, 1M LIBOR =9%
                *Includes 4 non-amortizing 30/360 1M LIBOR Caps
                              * Hard Cap = 11.25%

                                                 30/360
                                                Available
                                                Funds Cap
                                                ---------
                                     1           5.81102%
                                     2           9.17168%
                                     3           9.21856%
                                     4           9.26632%
                                     5           9.39361%
                                     6           9.44320%
                                     7           9.49926%
                                     8           9.55078%
                                     9           9.60330%
                                    10           9.65543%
                                    11           9.75105%
                                    12           9.80377%
                                    13           9.27987%
                                    14           9.81243%
                                    15           9.85394%
                                    16           9.89627%
                                    17           9.98343%
                                    18          10.02747%
                                    19          10.07241%
                                    20          10.11433%
                                    21          10.90787%
                                    22          10.94817%
                                    23          11.00379%
                                    24          11.04609%
                                    25          10.43758%
                                    26          10.89713%
                                    27          10.92636%
                                    28          10.95631%
                                    29          10.98699%
                                    30          11.02155%

                                                 30/360
                                                Available
                                                Funds Cap
                                                ---------
                                    31          11.05374%
                                    32          11.08671%
                                    33          11.25000%
                                    34          11.25000%
                                    35          11.25000%
                                    36          11.25000%
                                    37          10.97605%
                                    38          10.98878%
                                    39          11.00183%
                                    40          11.01519%
                                    41          11.02888%
                                    42          11.04291%
                                    43          11.05729%
                                    44          11.07201%
                                    45          11.25000%
                                    46          11.25000%
                                    47          11.25000%
                                    48          11.25000%
                                    49          10.66554%
                                    50          10.66554%
                                    51          10.66553%
                                    52          10.66553%
                                    53          10.66552%
                                    54          10.66552%
                                    55          10.66552%
                                    56          10.66551%
                                    57          10.66551%
                                    58          10.66550%
                                    59          10.66550%
                                    60          10.66550%
                                    61          10.66549%
                                    62          10.66549%
                                    63          10.66549%
                                    64          10.66548%
                                    65          10.66548%
                                    66          10.66548%
                                    67          10.66514%
                                    68          10.66480%
                                    69          10.66445%
                                    70          10.66411%
                                    71          10.66376%
                                    72          10.66340%
                                    73          10.66304%
                                    74          10.66268%
                                    75          10.66232%
                                    76          10.66195%

                                                 30/360
                                                Available
                                                Funds Cap
                                                ---------
                                    77          10.66157%
                                    78          10.66119%
                                    79          10.66065%
                                    80          10.66010%
                                    81          10.65955%
                                    82          10.65898%
                                    83          10.65841%
                                    84          10.65783%
                                    85          10.65725%
                                    86          10.65666%
                                    87          10.65606%
                                    88          10.65545%
                                    89          10.65484%
                                    90          10.65421%
                                    91          10.65358%
                                    92          10.65294%
                                    93          10.65229%
                                    94          10.65164%
                                    95          10.65097%
                                    96          10.65030%
                                    97          10.64961%
                                    98          10.64892%
                                    99          10.64821%
                                   100          10.64750%
                                   101          10.64678%
                                   102          10.64604%
                                   103          10.64530%
                                   104          10.64455%
                                   105          10.64405%
                                   106          10.64355%
                                   107          10.64305%
                                   108          10.64254%
                                   109          10.64202%
                                   110          10.64150%
                                   111          10.64096%
                                   112          10.64042%
                                   113          10.63987%
                                   114          10.63931%
                                   115          10.63874%
                                   116          10.63816%
                                   117          10.63757%
                                   118          10.63697%
                                   119          10.63636%
                                   120          10.63574%
                                   121          10.63512%
                                   122          10.63448%

                                                 30/360
                                                Available
                                                Funds Cap
                                                ---------
                                   123          10.63383%
                                   124          10.63317%
                                   125          10.63250%
                                   126          10.63181%
                                   127          10.63112%
                                   128          10.63041%
                                   129          10.62969%
                                   130          10.62896%
                                   131          10.62822%
                                   132          10.62746%
                                   133          10.62669%
                                   134          10.62591%
                                   135          10.62511%
                                   136          10.62430%
                                   137          10.62347%
                                   138          10.62263%
                                   139          10.62178%
                                   140          10.62090%
                                   141          10.62002%
                                   142          10.61911%
                                   143          10.61819%
                                   144          10.61725%
                                   145          10.61629%
                                   146          10.61532%
                                   147          10.61433%
                                   148          10.61332%
                                   149          10.61228%
                                   150          10.61123%
                                   151          10.61016%
                                   152          10.60907%
                                   153          10.60795%
                                   154          10.60682%
                                   155          10.60566%
                                   156          10.60447%
                                   157          10.60327%
                                   158          10.60203%
                                   159          10.60078%
                                   160          10.59949%
                                   161          10.59818%
                                   162          10.59684%
                                   163          10.59548%
                                   164          10.59408%
                                   165          10.59266%
                                   166          10.59120%
                                   167          10.58971%
                                   168          10.58819%


                                                 30/360
                                                Available
                                                Funds Cap
                                                ---------
                                   169          10.58663%
                                   170          10.58504%
                                   171          10.58341%
                                   172          10.58175%
                                   173          10.58005%
                                   174          10.57830%
                                   175          10.57652%
                                   176          10.57473%
                                   177          10.57290%
                                   178          10.57102%
                                   179          10.56910%
                                   180          10.56713%
                                   181          10.56511%
                                   182          10.56305%
                                   183          10.56093%
                                   184          10.55875%
                                   185          10.55652%
                                   186          10.55423%
                                   187          10.55188%
                                   188          10.54947%
                                   189          10.54699%
                                   190          10.54444%
                                   191          10.54183%
                                   192          10.53914%
                                   193          10.53637%
                                   194          10.53353%
                                   195          10.53060%
                                   196          10.52759%
                                   197          10.52449%
                                   198          10.52145%
                                   199          10.51832%
                                   200          10.51509%
                                   201          10.51176%
                                   202          10.50833%
                                   203          10.50479%
                                   204          10.50113%
                                   205          10.49736%
                                   206          10.49346%
                                   207          10.48942%
                                   208          10.48525%
                                   209          10.48093%
                                   210          10.47646%
                                   211          10.47183%
                                   212          10.46704%
                                   213          10.46605%
                                   214          10.46504%

                                                 30/360
                                                Available
                                                Funds Cap
                                                ---------
                                   215          10.46401%
                                   216          10.46294%
                                   217          10.46185%
                                   218          10.46073%
                                   219          10.45958%
                                   220          10.45840%
                                   221          10.45719%
                                   222          10.45594%
                                   223          10.45466%
                                   224          10.45335%
                                   225          10.45199%
                                   226          10.45060%
                                   227          10.44917%
                                   228          10.44769%
                                   229          10.44617%
                                   230          10.44460%
                                   231          10.44299%
                                   232          10.44149%
                                   233          10.43994%
                                   234          10.43834%
                                   235          10.43669%
                                   236          10.43516%
                                   237          10.43359%
                                   238          10.43197%
                                   239          10.43030%
                                   240          10.42858%
                                   241          10.42681%
                                   242          10.42498%
                                   243          10.42310%
                                   244          10.42116%
                                   245          10.41915%
                                   246          10.41709%
                                   247          10.41495%
                                   248          10.41275%
                                   249          10.41047%
                                   250          10.40811%
                                   251          10.40567%
                                   252          10.40314%
                                   253          10.40053%
                                   254          10.39782%
                                   255          10.39501%
                                   256          10.39210%
                                   257          10.38907%
                                   258          10.38593%
                                   259          10.38269%
                                   260          10.37933%

                                                 30/360
                                                Available
                                                Funds Cap
                                                ---------
                                   261          10.37582%
                                   262          10.37217%
                                   263          10.36837%
                                   264          10.36440%
                                   265          10.36026%
                                   266          10.35594%
                                   267          10.35142%
                                   268          10.34668%
                                   269          10.34173%
                                   270          10.33653%
                                   271          10.33108%
                                   272          10.32534%
                                   273          10.31931%
                                   274          10.31296%
                                   275          10.30626%
                                   276          10.29919%
                                   277          10.29170%
                                   278          10.28375%
                                   279          10.27531%
                                   280          10.26635%
                                   281          10.25692%
                                   282          10.24682%
                                   283          10.23604%
                                   284          10.22449%
                                   285          10.21210%
                                   286          10.19877%
                                   287          10.18440%
                                   288          10.16885%
                                   289          10.15197%
                                   290          10.13360%
                                   291          10.11353%
                                   292          10.09150%
                                   293          10.06722%
                                   294          10.04034%
                                   295          10.01041%
                                   296           9.97688%
                                   297           9.97735%
                                   298           9.97783%
                                   299           9.97778%
                                   300           9.97773%
                                   301           9.97768%
                                   302           9.97762%
                                   303           9.97757%
                                   304           9.97750%
                                   305           9.97744%
                                   306           9.97737%

                                                 30/360
                                                Available
                                                Funds Cap
                                                ---------
                                   307           9.97737%
                                   308           9.97737%
                                   309           9.97737%
                                   310           9.97737%
                                   311           9.97737%
                                   312           9.97737%
                                   313           9.97737%
                                   314           9.97737%
                                   315           9.97737%
                                   316           9.97737%
                                   317           9.97737%
                                   318           9.97737%
                                   319           9.97737%
                                   320           9.97737%
                                   321           9.97737%
                                   322           9.97737%
                                   323           9.97737%
                                   324           9.97737%
                                   325           9.97737%
                                   326           9.97737%
                                   327           9.97737%
                                   328           9.97737%
                                   329           9.97737%
                                   330           9.97737%
                                   331           9.97737%
                                   332           9.97737%
                                   333           9.97737%
                                   334           9.97737%
                                   335           9.97737%
                                   336           9.97737%
                                   337           9.97737%
                                   338           9.97737%
                                   339           9.97737%
                                   340           9.97737%
                                   341           9.97737%
                                   342           0.00000%
                                   343           0.00000%
                                   344           0.00000%
                                   345           0.00000%
                                   346           0.00000%
                                   347           0.00000%
                                   348           0.00000%
                                   349           0.00000%
                                   350           0.00000%